UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 19, 2005
STEWART ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

LOUISIANA (State or other jurisdiction of incorporation)	1-15449 (Commission File Number)	72-0693290 (I.R.S. Employer Identification No.)
1333 South Clearview Parkway
Jefferson, Louisiana 70121
(Address of principal executive offices) (Zip Code)
(504) 729-1400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Press Release dated December 21, 2005
Press Release dated December 19, 2005

Item 2.02 Results of Operations and Financial Condition
     On December 21, 2005, Stewart Enterprises, Inc. (the “Company”) issued a press release reporting preliminary operating and financial information for the fourth fiscal quarter and fiscal year ended October 31, 2005. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
     The information in this Item 2.02 (and in Item 9.01) shall be deemed to be furnished to the Securities and Exchange Commission but not filed, and shall not be deemed to be incorporated by reference into any filings by the Company under the Securities Act of 1933, as amended, unless the Company expressly states otherwise in such filing.
Item 8.01 Other Events
     On December 19, 2005, the Company issued a press release reporting the declaration of a quarterly cash dividend. A copy of this press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits

Exhibit
Number	Description
99.1	Press release by Stewart Enterprises, Inc. dated December 21, 2005 reporting preliminary operating and financial information for the fourth quarter and fiscal year ended October 31, 2005

99.2	Press release by Stewart Enterprises, Inc. dated December 19, 2005 reporting the declaration of a quarterly cash dividend

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEWART ENTERPRISES, INC.
December 21, 2005	/s/ Michael G. Hymel
Michael G. Hymel
Vice President Corporate Controller Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release by Stewart Enterprises, Inc. dated December 21, 2005 reporting preliminary operating and financial information for the fourth quarter and fiscal year ended October 31, 2005

99.2	Press release by Stewart Enterprises, Inc. dated December 19, 2005 reporting the declaration of a quarterly cash dividend